[PARAGON TECHNOLOGIES LOGO]                                                 NEWS
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FOR:                  PARAGON TECHNOLOGIES, INC.

CONTACTS:             Joel Hoffner, President and CEO
                      610-252-3205
                      610-252-3102 (Fax)
                      www.ptgamex.com


                 PARAGON TECHNOLOGIES, INC. ANNOUNCES ENGAGEMENT
                              OF PENN VALLEY GROUP

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EASTON, PA -- October 26, 2006 -- Paragon Technologies, Inc. (AMEX:PTG), a
leading supplier of "smart" material handling systems and "software-driven" warehouse and distribution center solutions, announced today that the Company has engaged the Penn Valley Group (PVG) to assist the Company in its pursuit of growth and enhanced profitability by exploring a targeted acquisition strategy within the supply chain, warehousing, distribution and logistics execution and management sectors. While preparing to commit capital to finding and investing in new businesses, the Company will continue to operate and grow its core business.

Joel Hoffner, President and Chief Executive Officer, stated, "We are pleased that the Board of Directors has taken this decisive step to facilitate the strategic and synergistic acquisition strategy that has been our vision. We are looking forward to working with the PVG team who, in turn, will be working closely with the Board of Directors as well as our management team in identifying and analyzing opportunities."

Bruce H. Luehrs, PVG Managing Partner, stated, "We believe there are a number of attractive acquisition targets in the supply, warehouse, and logistics management sectors that would be interested in a combination of cash and stock of a public company. Many of these potential targets have been financed by venture capital and private equity firms over the past 4 to 6 years and are interested in providing liquidity to their investors."



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We Build Productivity                                          [SI SYSTEMS LOGO]
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      PARAGON TECHNOLOGIES, INC. o 600 Kuebler Road o Easton, PA 18040-9201
                        o 610.252.3205 o Fax 610.252.3102
                                www.ptgamex.com


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About Paragon Technologies

Paragon Technologies is a leader in integrating material handling systems and creating automated solutions for material flow applications. SI Systems' Production & Assembly and Order Fulfillment branded technologies and material handling solutions address unit assembly in manufacturing operations and order fulfillment applications. One of the top material handling systems suppliers worldwide, SI Systems leading clients have included the United States Postal Service, stocktickerBMG, Peterbilt, Honda, stocktickerCVS Pharmacy, Maybelline, and Walgreens.


About Penn Valley Group

Penn Valley Group (PVG) acting as an "agent for change," works with management teams and Boards seeking to achieve strategic business enhancement in the areas of financial performance, corporate development, business strategy, and merger and acquisitions. PVG provides expertise to companies in their effort to enter a period of "breakout growth" and profitability. PVG also acts as a sponsor for leveraged buyouts of mid-market business in tandem with incumbent management teams. Contact: PersonNameBruce Luehrs, Managing Partner, 610-977-2771, bruce@pennvalleygroup.com/www.pennvalleygroup.com.
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Cautionary Statement. Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities and Exchange Commission rules, regulations and releases. Paragon intends that such forward-looking statements be subject to the safe harbors created hereby. Among other things, the forward-looking statements regard Paragon's earnings, liquidity, financial condition, review of strategic alternatives, and other matters. Words or phrases denoting the anticipated results of future events, such as "anticipate," "does not anticipate," "should help to," "believe," "estimate," "is positioned," "expects," "may," "will," "is expected," "should," "continue," and similar expressions that denote uncertainty, are intended to identify such forward-looking statements. Paragon's actual results, performance, or achievements could differ materially from the results expressed in, or implied by, such "forward-looking statements:" (1) as a result of factors over which Paragon has no control, including the strength of domestic and foreign economies, sales growth, competition, and certain cost increases; and (2) if the factors on which Paragon's conclusions are based do not conform to its expectations. Furthermore, achievement of the objectives of the Company following the sale of Ermanco is subject to risks associated with business disruption resulting from the announcement of the sale and other risks outlined in Paragon's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2005 and the most recent quarterly report on Form 10-Q for the quarter ended June 30, 2006.

     This press release and prior releases are available at www.ptgamex.com.
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